RETIREMENT INCOME BUILDER® BAI VARIABLE ANNUITY

Retirement Income Builder IV

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement Dated March 27, 2020

to the

Prospectus dated May 1, 2008

Effective April 24, 2020 (the “Liquidation Date”), due to the liquidation of its underlying portfolio listed below (the “Portfolio”), the subaccount (the “Subaccount”) will be liquidated.

SUBACCOUNT NAME	PORTFOLIO NAME	SUBADVISOR
Columbia Variable Portfolio – Asset Allocation Fund	Columbia Variable Portfolio – Asset Allocation Fund	Columbia Management Investment Advisers, LLC

Prior to the Liquidation Date, you may transfer any contract value allocated to the Subaccount to other subaccount. This transfer will not count against the number of free transfers permitted annually.

If you still have contract value allocated to the Subaccount on the Liquidation Date, shares of the Portfolios held for you in the Subaccounts will be exchanged for shares of the Transamerica BlackRock Government Money Market VP (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the TA BlackRock Government Money Market subaccount (the “Money Market Subaccount”).

As of the start of business on the Liquidation Date, you may no longer use automated transfer features such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio. If you are using an automated transfer feature such as Rebalancing Program or Dollar Cost Averaging with the Subaccount for the Portfolio, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Liquidation Date, any subsequent allocations to the Subaccount for the Portfolio will be directed to the Money Market Subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Retirement Income Builder® BAI Variable Annuity dated May 1, 2008